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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   Bolle Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                                     13-373-4135
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(State of incorporation or organization)     (I.R.S Employer Identification No.)



     555 Theodore Fremd Avenue                             10580
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(Address of principal executive offices)                 (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this Form relates:
(if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                    Name of each exchange on which
    to be so registered                    Each class is to be registered

    Common Stock                           American Stock Exchange
    $0.01 par value

Securities to be registered pursuant to Section 12(g) of the Act:

                                     (None)
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                                (Title of class)

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Item 1. Description of Registrant's Securities to be Registered.

        The information required by this Item 1 is incorporated by reference to the Registrant's Registration Statement (the "Registration Statement") on Form S-1 (File No. 333- 56687) as filed with the Securities and Exchange Commission (the "Commission") on June 12, 1998 and to the Registrant's Prospectus, as filed with the Commission pursuant to Rule 424(b) on August 5, 1998.

Item 2. Exhibits.

        1. Certificate of Incorporation of the Registrant.* Incorporated by reference to Exhibit No. 1 to the Company's Registration Statement on Form 8-A filed March 11, 1998.

        2. Certificate of Designations of the Series B Preferred Stock.* Incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A filed March 11, 1998.

        3. Amended and Restated Bylaws of the Registrant.* Incorporated by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A filed March 11, 1998.

        4. Amendment to Bylaws dated March 11, 1998.* Incorporated by reference to Exhibit 3.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

        5.   Specimen of Stock Certificate.* Incorporated by reference to
             Exhibit 4 to the Company's Registration Statement on Form 8-A filed March 11, 1998.

        6.   Registration Statement.*




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        * Included with the copy of this Registration Statement on Form 8-A filed with the American Stock Exchange, but not being filed with or incorporated by reference in, the copies of this Registration Statement on Form 8-A filed with the Securities and Exchange Commission.

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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                BOLLE INC.


Dated: August 31, 1999                          By: /s/ Desiree DeStefano
                                                   ----------------------------
                                                   Name:  Desiree DeStefano
                                                   Title: Vice President